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                                 AMENDMENT NO. 1
                                     TO THE
                          CEDAR SHOPPING CENTERS, INC.
                            SENIOR EXECUTIVE DEFERRED
                                COMPENSATION PLAN

         WHEREAS, Cedar Shopping Centers, Inc. (the "Company") has adopted the Cedar Shopping Centers, Inc. Senior Executive Deferred Compensation Plan (the "Plan"); and

         WHEREAS, Section 9.1 of the Plan permits the Board of Directors of the Company to amend the Plan; and

         WHEREAS, the Board of Directors of the Company now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Sections 2.5 and 2.14 of the Plan are hereby deleted.

         2. Section 4.2 of the Plan is hereby amended by deleting the last two sentences thereof.

         3. Section 4.3(a) of the Plan is hereby amended to read in its entirety as follows:

                  "(a) Except as hereinafter provided in Section 4.3(b), a Participant shall be 100% vested in his Plan Benefit at all times."

         4. Section 4.3(b) of the Plan is hereby amended by deleting therefrom the word "vested".

         5. Section 5.2 of the Plan is hereby amended by deleting therefrom the word "vested" and the phrase "vested but".


         6. Section 7.2 of the Plan is hereby amended by deleting therefrom the phrase "the vested portion of" wherever it appears in said Section 7.2.

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         7. Section 7.4 of the Plan is hereby amended by deleting therefrom the phrase "vested portion of the".

         8. Section 9.2 of the Plan is hereby amended by deleting therefrom the phrases "continue to vest and" and "all Plan Benefits shall be 100% vested and".

         9. Schedule B to the Plan is hereby deleted.

         10. This Amendment shall be effective as of October 29, 2003.

         11. Except to the extent hereinabove set forth, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Amendment to be executed by a duly authorized officer of the Company this ________ day of _____________, 2004.


                                             CEDAR SHOPPING CENTERS, INC.


                                             By:    /s/  L.S. Ullman
                                                    ----------------------
                                             Name:  Leo S. Ullman
                                             Title: President


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